UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 January 22, 2007 Date of Report (Date of earliest event reported):

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota  55425
                                 (Address of principal executive offices)                   (Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On January 18, 2007, Pershing Square Capital Management, L.P. (“Pershing Square”) delivered a letter to Ceridian Corporation. On January 22, 2007, Ceridian Corporation delivered a letter to Pershing Square responding to Pershing Square’s letter of January 18, 2007. The full text of Ceridian Corporation’s letter to Pershing Square is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with its 2007 Annual Meeting, Ceridian Corporation will be filing a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CERIDIAN CORPORATION AND THE MATTERS TO BE CONSIDERED AT ITS ANNUAL MEETING. Investors may obtain a free copy of the proxy statement and other relevant documents when they become available as well as other materials filed with the SEC concerning Ceridian Corporation at the SEC’s website at http://www.sec.gov. Free copies of Ceridian Corporation’s SEC filings are also available on Ceridian Corporation’s website at http://www.ceridian.com. These materials and other documents may also be obtained for free from: Ceridian Corporation at Ceridian Corporation, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, Attn: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

     Ceridian Corporation and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ceridian Corporation’s stockholders with respect to the matters to be considered at Ceridian Corporation’s 2007 Annual Meeting. Information regarding the officers and directors of Ceridian Corporation is included in its definitive proxy statement for its 2006 Annual Meeting filed with the SEC on March 27, 2006, and on Ceridian Corporation’s website at http://www.ceridian.com. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Ceridian Corporation’s 2007 Annual Meeting.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number		Description

99.1		Letter from Ceridian Corporation to Pershing Square Capital Management, L.P., dated
January 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

By : /s/ Gary M. Nelson
Name : Gary M. Nelson
Title: Executive Vice President, Chief
Administrative Officer, General
Counsel and Corporate Secretary

Date:  January 22, 2007